SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT This SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of May 15, 2020, by and among EVELO BIOSCIENCES, INC., a Delaware corporation (“Borrower Representative”), the undersigned lenders, constituting the Required Lenders, and K2 HEALTHVENTURES LLC, as administrative agent for Lenders (in such capacity, and together with its successors, “Administrative Agent”). RECITALS A. Borrowers, Lenders and Administrative Agent are parties to that certain Loan and Security Agreement, dated July 19, 2019 (as amended, restated, supplemented or otherwise modified, from time to time, the “Agreement”). B. The parties desire to amend the Agreement as set forth in this Amendment. 1. AMENDMENTS 1.1 Exhibit A to the Agreement is hereby amended by amending and restating the defined term set forth below: “Second Tranche Availability Period” means the period commencing on December 1, 2019 and ending July 15, 2020, inclusive. 2. REPRESENTATIONS AND WARRANTIES 2.1 Borrowers represent and warrant that: (a) the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, and no Default or Event of Default has occurred and is continuing; (b) each Borrower has the power and authority to execute and deliver this Amendment and perform its obligations under the Agreement, as modified by this Amendment; (c) the execution and delivery by each Borrower of this Amendment, and the performance by each Borrower of its obligations under the Agreement, as modified by this Amendment, have been duly authorized by all requisite action; (d) the execution and delivery by each Borrower of this Amendment and the performance by each Borrower of its obligations under the Agreement, as modified by this Amendment, do not and will not contravene (a) any material Requirement of Law, (b) any material contractual restriction in any material agreement with a Person binding on such Borrower, (c) any order, judgment or decree of any Governmental Authority binding on such Borrower, or (d) the Operating Documents of such Borrower, and do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any Governmental Authority, except as already has been obtained or made; and (e) this Amendment has been duly executed and delivered by each Borrower and is the binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights. 3. CONDITIONS TO EFFECTIVENESS The effectiveness of this Amendment is subject to the following conditions precedent: 3.1 Administrative Agent shall have received this Amendment, duly executed by Borrowers; and 225839752 v1

3.2 Borrowers shall have paid an amendment fee of $20,000 and any Lender Expenses due and payable as of the date hereof, which Borrowers hereby authorize may be debited by Administrative Agent, in accordance with Section 2.5 of the Agreement. 4. GENERAL PROVISIONS 4.1 Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement and this Amendment shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Administrative Agent or Lenders under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of the Loan Documents entered into in connection with the Agreement, and that the security interest as granted pursuant to the Loan Agreement continues from the Closing Date. 4.2 This Amendment and the Loan Documents represent the entire agreement with respect to this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents. 4.3 This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. 4.4 This Amendment shall constitute a Loan Document. Accordingly, the provisions of Section 11 of the Agreement shall likewise apply to this Amendment. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] 225839752 v1

[SIGNATURE PAGE TO SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth above. BORROWER REPRESENTATIVE: EVELO BIOSCIENCES, INC. By Name: ______________________________________ Title: _______________________________________ 2258397522 v1

[SIGNATURE PAGE TO SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT] ADMINISTRATIVE AGENT: K2 HEALTHVENTURES LLC By: Name: Parag Shah Title: CEO LENDER: K2 HEALTHVENTURES LLC By: Name: Parag Shah Title: CEO 2258397522 v1

[SIGNATURE PAGE TO SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth above. BORROWER REPRESENTATIVE: EVELO BIOSCIENCES, INC. By Name: ______________________________________Balkrishan "Simba" Gill Title: _______________________________________President and CEO 2258397522 v1